Exhibit 99.1

HANCOCK FABRICS ANNOUNCES EXTENSION OF CEO AND PRESIDENT EMPLOYMENT AGREEMENT INTO 2018

BALDWYN, MS, July 21, 2014 – Hancock Fabrics, Inc. (OTC symbol: HKFI) today announced that the Company has extended the employment agreement with Steve Morgan, the Company’s current President and Chief Executive Officer and a member of the Company’s Board of Directors. Additionally, Morgan will continue to serve as a member of the Company’s Board of Directors.

Morgan was appointed President and Chief Executive Officer in October 2011 after having served in that role on an interim basis since January 2011. The extension is for a four year period until October 17, 2018, on terms that are similar to the current contract, except with additional equity grants and different severance terms. Per Morgan’s request, there are no changes to salary or bonus structure.

Steven D. Scheiwe Chairman of the Board commented, “The last three years have seen a lot of positive changes at Hancock and we as the Board look forward to the next four years as the Company continues to drive the operating results. Steve has devoted a lot of time to building the management team and having consistency at the top will help us to expand upon the improvements made thus far. I am confident in the direction the Company is heading and am excited for the future as Steve helps the Company forge ahead.”

Hancock Fabrics, Inc. is committed to being the inspirational authority in fabric and sewing, serving creative enthusiasts with a complete selection of fashion and home decorating textiles, sewing accessories, needlecraft supplies and sewing machines. The Company currently operates 261 retail stores in 37 states and an Internet store at www.hancockfabrics.com.

Contact:

James B. Brown

Executive Vice President and

Chief Financial Officer

662.365.6112

Statements in this news release that are not historical facts are forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward looking statements. These risks and uncertainties include, but are not limited to the following: our business and operating results may be adversely affected by the general economic conditions and the ongoing slow economic recovery; intense competition and adverse discounting actions taken by competitors, which could have a material effect on our operations; our merchandising initiatives and marketing emphasis may not provide expected results; changes in customer demands and failure to manage inventory effectively could adversely affect our operating results; our inability to effectively implement our growth strategy and access funds for future growth may have an adverse effect on sales growth; our ability to attract and retain skilled people is important to our success; we have significant indebtedness and interest rate increases could negatively impact profitability; our business is dependent on the ability to successfully access funds through capital markets and financial institutions and any inability to access funds may limit our ability to execute our business plan and restrict operations we rely on for future growth; significant changes in discount rates, mortality rates, actual investment return on pension assets, changes in consumer demand or purchase patterns and other factors could affect our earnings, equity, and pension contributions in future periods; business matters encountered by our suppliers may adversely impact our ability to meet our customers’ needs; tightening of purchase terms by suppliers and their factories may have a negative impact on our business; we are vulnerable to risks associated with obtaining merchandise from foreign suppliers; transportation industry challenges and rising fuel costs may negatively impact our operating results; delays or interruptions in the flow of merchandise between our suppliers and/or our distribution center and our stores could adversely impact our operating results; changes in the labor market and in federal, state, or local regulations could have a negative impact on our business; taxing authorities could disagree with our tax treatment of certain deductions or transactions, resulting in unexpected tax assessments; our current cash resources might not be sufficient to meet our expected near-term cash needs; a disruption in our information systems would negatively impact our business; a failure to adequately maintain the security of confidential information could have an adverse effect on our business; failure to comply with various laws and regulations as well as litigation developments could adversely affect our business operations and financial performance; we may not be able to maintain or negotiate favorable lease terms for our retail stores; changes in accounting principles may have a negative impact on our reported results; our results may be adversely affected by serious disruptions or catastrophic events, including geo-political events and weather; changes in newspaper subscription rates may result in reduced exposure to our circular advertisement; the proposed going private transaction may not necessarily result in the anticipated cost savings and benefits; unexpected or unfavorable consumer responses to our promotional or merchandising programs could materially adversely affect our sales, results of operations, cash flow and financial condition; new regulations related to “conflict minerals” may force us to incur additional expenses, may make our supply chain more complex and may result in damage to our reputation with customers; there are risks associated with our common stock trading on the OTC Markets, formerly known as the “Pink Sheets”; our stock price has been volatile and could decrease in value; future sales of our common stock could adversely affect the market price and our future capital-raising activities could involve the issuance of equity securities, which could result in a decline in the trading price of shares of our common stock; we are currently contemplating a potential reverse stock split and deregistration under the Exchange Act which could affect the trading and liquidity of our common stock and the availability of information about the Company if consummated; we do not expect to pay cash dividends on shares of our common stock for the foreseeable future and other risks and uncertainties discussed in the Company’s Securities and Exchange Commission (“SEC”) filings, including the risk factors set forth in Item 1A of the Company's Annual Report on Form 10-K for the year ended January 25, 2014 and the Company’s other reports with the SEC. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events.